Equity Line of Credit	12 Months Ended
Dec. 31, 2014
Equity Line Of Credit
Note 9. Equity Line of Credit

On January 17, 2014, the Company’s registration statement became effective whereby it registered 15 million shares of common stock that it would sell to Kodiak Capital Group, LLC (“Kodiak”) over time pursuant to an Investment Agreement entered into on December 5, 2013 wherein Kodiak agreed to invest up to five million dollars ($5,000,000). The offering was to terminate on the earlier of (i) when all 15 million shares are sold, (ii) when the maximum offering amount of $5,000,000 has been achieved, or (iii) on January 17, 2016, unless the Company terminated it earlier. The investment Agreement included a termination date of July 17, 2014, but on July 9, 2014 it was extended to run through July 17, 2015. On October 16, 2014, we exercised our right to terminate the contract upon written notice to Kodiak.

The Company could not submit a new put notice until after the closing of the previous notice. The purchase price for the shares pursuant to the put notice was to be equal to seventy-five percent (75%) of the lowest closing best bid price of the common stock during the five consecutive trading days immediately following the date of our notice to Kodiak (“Put Notice”) of our election to put shares pursuant to the Investment Agreement, subject to a limitation, whereby Kodiak’s holdings could not exceed 9.9% of the outstanding shares of common stock. The shares had to be paid for and share certificates delivered within the “pricing period,” which was five (5) trading days from the date the put notice is delivered (“Put Date”).

On October 15, 2013, the Company paid to Kodiak an initial fee of $10,000 and issued 391,398 shares of common stock following execution of the Agreement, along with the issuance of another 167,742 shares to Manners, Inc. as commitment fees. In addition, the Company agreed to pay a consulting firm, Cambridge Partners Atlanta Group, LLC (“Cambridge”), an introduction fee payable as follows: (i) ten percent (10%) of the first $1,000,000 in total draws, (ii) seven percent (7%) on the draws from $1,000,000 to $1,500,000; and (iii) five percent (5%) on all draws in excess of $1,500,000. Cambridge was entitled to these introduction fees on all proceeds received from Kodiak until the termination date of the consulting agreement, which was September 26, 2015 until we exercised our right to terminate the contract on October 16, 2014.

The Company used the proceeds from the sale of common stock pursuant to the agreement to pay down debt, research and development activities, general corporate and working capital purposes, and for other purposes that the board of directors deems to be in the best interest of the Company.

As of the date of this report, the Company had sold a total of 2,022,894 shares of common stock in exchange for total proceeds of $700,000 pursuant to the investment agreement, in addition to the initial issuance of 559,140 common shares as a commitment fee.